UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 8, 2005
                                                 ----------------

                           Gateway Energy Corporation
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                   0-6404                      44-0651207
 ---------------------------       ----------                 -----------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)

                 500 Dallas Street, Suite 2615, Houston, Texas      77002
                      -------------------------------------        --------
                     (Address of principal executive office)      (Zip Code)

       Registrant's telephone number, including area code: (713) 336-0844
                                                          ----------------

                                 Not Applicable
              ------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     |_|  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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          Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.    Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.

     Effective August 8, 2005, J. Darby Sere' was appointed by the Board of Directors of Gateway Energy Corporation (the "Company") to fill a vacancy on the Board. Mr. Sere' is currently the Chief Executive Officer and President of GeoMet, Inc., a coalbed methane exploration and development company. Prior to that, he was the President and Chief Executive Officer of Bellwether Exploration Company, a publicly traded natural gas and oil production company. Mr. Sere' has also served as President and Chief Executive Officer of Bayou Resources, Inc. as well as Executive Vice President and Chief Operating Officer of Howell Petroleum Corporation.

     Mr. Sere' holds a Bachelor's Degree in Petroleum Engineering from Louisiana State University as well as a Master's Degree in Business Administration from Harvard University.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2005
                                           GATEWAY ENERGY CORPORATION
                                           (Registrant)

                                           By:  /s/  Robert Panico
                                              ---------------------------------
                                                     Robert Panico
                                                     President and
                                                     Chief Executive Officer